LOANS PAYABLE	12 Months Ended
May 31, 2020
Loan Payable [Abstract]
LOANS PAYABLE

7.	LOANS PAYABLE

For the year ended May 31, 2020	Beedie	Other	Total
Opening balance	$—	$2,798,975	$2,798,975
Additions	7,000,000	—	7,000,000
Allocation of conversion feature	(2,782,318)	—	(2,782,318)
Interest expense	844,425	69,833	914,258
Repayments	(466,667)	(2,799,563)	(3,266,230)
Currency translation adjustments	—	(69,245)	(69,245)
Ending balance	$4,595,440	$—	$4,595,440
Less: current portion	—	—	—
Long term portion	$4,595,440	$—	$4,595,440

	Coeur	Other	Total
For the year ended May 31, 2019	debenture
Opening balance	$8,831,653	$—	$8,831,653
Additions	—	2,633,733	2,633,733
Inducements	—	(182,971)	(182,971)
Interest expense	210,712	278,746	489,458
Repayments	(1,944,775)	—	(1,944,775)
Settlements	(7,199,123)	—	(7,199,123)
Currency translation adjustments	101,533	69,467	171,000
Ending balance	—	2,798,975	2,798,975
Less: current portion	—	2,798,975	2,798,975
Long term portion	$—	$—	$—

In March 2019, the Company entered into a convertible loan facility of $12,000,000 with Beedie Capital ("Beedie") to fund acquisitions of new royalties and streams. The facility consists an initial advance of $7,000,000, with the remaining $5,000,000 available for subsequent advances in minimum tranches of $1,250,000. The facility carries an interest rate of 8.0% on amount advanced and 2.5% on standby funds available, with the principal payment due 48 months after the date the financing is completed. At the option of Beedie, principal outstanding can be converted into common shares of the Company at a conversion price of $5.56 per share. In August 2019, the Company drew down the initial advance of $7,000,000, of which $4,217,682 was allocated to the liability portion and the residual value of $2,782,318 was allocated to the conversion feature as equity and a deferred liability of $751,226 related to the taxable temporary difference arising from the equity portion of the convertible loan was recognized in equity reserves. The effective interest rate on the liability was 23.5% per annum, with an expected life of four years. For the standby charge on the undrawn portion of the facility and other associated costs, the Company recognized finance charges of $436,137 (2019 - $Nil) in profit or loss for the year ended May 31, 2020.

In October and December 2018, the Company entered into four loan arrangements for aggregate proceeds of $2,623,733 or US$2,000,000, where each has a stated rate of 5% per annum and a term of one year. The Company provided the lenders in aggregate an origination discount of $79,012 or US$60,000 and 150,000 share purchase warrants exercisable at $3.40 per share for two years, valued at $103,959. In August 2019, the principal and interest balance were repaid in full.

In July 2017, the Company entered into a convertible debenture agreement for $8,332,041 or US$6,677,476 with Coeur Mining, Inc. ("Coeur"), in connection with the acquisition of certain royalty and stream interests from Coeur, which has a stated rate of 5% per annum payable every six months and a term of ten years. The principal balance of the convertible debenture would automatically be converted into common shares of the Company at the time of future equity financings or future asset acquisitions and enables Coeur to maintain a 19.9% interest in the Company until the outstanding principal balance is either converted in full or otherwise repaid. During the year ended May 31, 2019, the Company issued 2,307,411 common shares, valued at $3.12 or $7,199,123, on conversion of the debenture owed to Coeur.